SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 9, 2004

                               GENSYM CORPORATION
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               (Exact name of registrant as specified in charter)


          Delaware                   0-27696                    04-2932756
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation              File Number)            Identification No.)



               52 Second Avenue
               Burlington, MA                              01803-4411
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (781) 265-7100


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          (Former name or former address, if changed since last report)





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Item 12.   Results of Operations and Financial Condition

     On August 9, 2004, Gensym Corporation announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 9, 2004                             GENSYM CORPORATION

                                                 By: /s/ Stephen D. Allison
                                                     ---------------------------
                                                     Stephen D. Allison
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                      Description
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99.1                             Press release dated August 9, 2004